SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): June 30, 2004


                        THE SINGING MACHINE COMPANY, INC.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

        0-24968                                          95-3795478
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(Commission File Number)                       (IRS Employer Identification No.)


                           6601 Lyons Road, Bldg. A-7
                             Coconut Creek, FL 33073
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               (Address of Principal Executive Offices) (Zip Code)


                                 (954) 596-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Change Since Last Report)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

             99.1 The Singing Machine Company, Inc. Press Release dated June 30, 2004

ITEM 12. RESULTS OF OPERATION AND FINANCIAL CONDITION

         On June 30, 2004, The Singing Machine Company, Inc. (the "Company") issued a press release commenting on its preliminary and unaudited financial results for the twelve months ended March 31, 2004. A copy of the press release issued on June 30, 2004 is attached hereto as Exhibit 99.1.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       THE SINGING MACHINE COMPANY, INC.

Date: June 30, 2004                    By:  /s/ Jeff Barocas
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                                                Jeff Barocas
                                                Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                         Description
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   99.1     Press Release of The Singing Machine Company, Inc. dated
            June 30, 2004